Bridge Loan Payable	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Bridge Loan Payable

10.    Bridge Loan Payable

On November 6, 2008, the Company entered into a $117,145 bridge loan agreement with two unrelated parties. For the year ended December 31, 2009, the loan bore interest at the Bank of Canada Prime Rate of 2% (2008 - 3.50%) plus 1% per annum. Loan principal and accrued interest in the amount of $57,672 was due on October 14, 2009 and $59,473 was due on November 6, 2009. The loan was unsecured and may be converted to common shares of the Company at the discretion of the Borrower or Lender at a conversion rate based on the quoted market value of the Company’s common shares, which was determined by the Borrower and the Lender on the date of conversion.

During the year ended December, 31, 2009, the Company entered into agreements whereby the lenders exercised previously held Class A warrants for the purchase of 4,780 restricted shares of common stock at $25 per share and then set-off the proceeds of the exercise against the outstanding loan balance of $119,485 (including accrued interest). The shares from the exercise of the warrants are presented as an obligation to issue shares. The shares were issued in April 2010.